                              [PHOTO]

                                            ANNUAL REPORT AUGUST 31, 2001


Oppenheimer
CAPITAL INCOME FUND


                                                      [OPPENHEIMER FUNDS LOGO]
                                                      THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS
-------------------------------------------------------------------------------

    CONTENTS
         1  Letter to Shareholders

         2  An Interview
            with Your Fund's
            Manager

         6  Fund Performance

        12  FINANCIAL
            STATEMENTS

        40  INDEPENDENT
            AUDITORS' REPORT

        41  Federal
            Income Tax
            Information

        42  Officers and Trustees

FUND OBJECTIVE

Oppenheimer Capital Income Fund seeks as much current income as is compatible with prudent investment. The Fund has a secondary objective to conserve principal while providing an opportunity for capital appreciation.

------------------------------
AVERAGE ANNUAL
TOTAL RETURNS*

        For the 1-Year Period
        Ended 8/31/01

        Without    With
        Sales Chg. Sales Chg.
------------------------------
Class A  6.84%      0.70%
------------------------------
Class B  6.05       1.11
------------------------------
Class C  6.00       5.01
------------------------------


SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE NOTES ON PAGE 10 FOR FURTHER DETAILS.

LETTER TO SHAREHOLDERS
-----------------------------------------------------------------------

[PHOTO]
JOHN V. MURPHY
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.



DEAR SHAREHOLDER,

September 11, 2001, was a tragic day for our country. As you may know, our corporate headquarters were located at Two World Trade Center in New York City. Although we are thankful that all OppenheimerFunds employees were able to safely evacuate the World Trade Center, our thoughts and prayers remain with the countless families whose lives have been affected by these terrible events. As a company and as individuals, we will be forever indebted to the hundreds of law enforcement officers, firefighters and rescue workers who continue to serve so heroically in this time of great need.

       To express our gratitude, we have established a 501(c)3 charity, the "World Trade Center Legacy Relief Fund," in which we will match the first $1 million in donations. All donations will be sent to qualified, pre-screened charities that support the families of victims of this tragic event, such as the American Red Cross and the New York Fire Fighters 9-11 Disaster Relief Fund.

       As the events of September 11 unfolded, OppenheimerFunds quickly and efficiently implemented its emergency recovery plans. By the next day, our portfolio managers, analysts and other employees were overseeing the assets in your fund's portfolio and accessing vital information in real time. And, thanks to our multiple operating locations, well-distributed resources and rigorous back-up procedures, our shareholder-account and Fund investment records remained intact.

       In these difficult times, it is important to remember that our portfolio management team is a sophisticated group of investment professionals with extensive experience. They are diligently monitoring the events that are shaping the financial world and economy. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds portfolio managers are guided by similar principles: broad diversification, a focus on business fundamentals and a long-term investment perspective.

       At OppenheimerFunds we understand that these are trying times for investors. We encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals. Once again, thank you for your continued confidence. We look forward to showing and sharing with you the strength, expertise and resolve which makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ JOHN V. MURPHY

John V. Murphy
September 24, 2001



                       1 OPPENHEIMER CAPITAL INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
-----------------------------------------------------------------------

PORTFOLIO MANAGER
MICHAEL LEVINE


HOW DID OPPENHEIMER CAPITAL INCOME FUND PERFORM OVER THE 12-MONTH PERIOD THAT ENDED AUGUST 31, 2001?

A. We are pleased with the Fund's positive returns during a challenging period in which many other equity funds lost money. The equity portion of our portfolio particularly benefited from value stocks' return to favor over the past year. This shift in market leadership began when the speculative bubble surrounding growth stocks burst in the spring of 2000, sending high-priced technology and telecommunications shares into a steep and protracted decline. Ever since, investors have been pulling money out of the market's growth areas, redeploying those assets into the more reasonably priced stocks of companies with lower, but more consistent earnings-growth records. Because these are the types of companies we seek, the Fund has benefited accordingly.

   The current 12-month reporting period was also significant because of the retirement of John Doney, the Fund's co-portfolio manager from mid-1992 until the end of 2000. We wish John well in all of his future endeavors. John and I had worked closely together since June 1999, so I anticipate few changes to the Fund's investment approach in his absence.

WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE PERIOD?

Slowing economic growth throughout the reporting period adversely affected most areas of the stock market. However, the Fund's holdings fared better than the overall financial markets.

   In the equity markets, investors turned their backs on growth stocks when it became apparent that their valuations and earnings growth rates had become too high. As their stocks plunged, the issuing companies found it increasingly difficult to obtain financing. As a result, many stopped spending money on new


                       2 OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
THE FUND'S RECENT PERFORMANCE WAS DRIVEN BY OUR HOLDINGS OF PREVIOUSLY UNDERPERFORMING STOCKS THAT EXPERIENCED STEADY EARNINGS GROWTH IN A DIFFICULT ECONOMIC ENVIRONMENT.
--------------------------------------------------------------------------------

facilities; some laid off workers. At the same time, many companies that had previously been big customers of high-growth businesses curtailed their capital spending. This left businesses with fewer customers, lower sales and bloated inventories. And, besides experiencing reduced demand from the U.S. business community, many former growth companies were also hurt by the spread of the economic slowdown to overseas markets. This was especially applicable for U.S. businesses that rely on exports for a significant portion of their revenues.

   To prevent the U.S. economy from entering a full-blown recession, the Federal Reserve Board ("the Fed") in January 2001 began an aggressive campaign to reduce short-term interest rates, with the hope that lower financing costs would cause many companies to resume spending. During the first eight months of 2001, the Fed reduced the benchmark federal funds rate by 3.0% in seven separate moves.

HOW DID THE ECONOMIC SLOWDOWN AFFECT THE FUND'S HOLDINGS?

For a number of reasons, the Fund and its holdings held up quite well under these difficult conditions. First, many of the Fund's "old economy" companies, such as TXU Corp. and Tyco International Ltd., began the reporting period with attractive valuations because investors had been ignoring them in favor of rapidly emerging growth companies. With prices already low, there was less room for them to fall when the economy weakened. Second, the Fund's energy and utilities holdings, including Dynegy, Inc., prospered as demand for a limited supply of energy rose, causing prices and profits to rise as well. Third, the Fund's financial services holdings, such as Fannie Mae and Citigroup, Inc., benefited from lower interest rates. Finally, the Fund benefited from the recovery of companies that had been hindered by temporary negative influences--a prime example was the easing of litigation concerns surrounding Philip Morris Cos., Inc.


                       3 OPPENHEIMER CAPITAL INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------

AVERAGE ANNUAL
TOTAL RETURNS
For the Periods Ended 9/30/01(1)
Class A
1-Year      5-Year 10-Year
-----------------------------------
-8.03%      8.51%  10.08%

Class B            Since
1-Year      5-Year Inception
-----------------------------------
-7.63%      8.67%  9.66%

Class C            Since
1-Year      5-Year Inception
-----------------------------------
-4.08%      8.94%  9.84%
-----------------------------------

HOW HAVE THE FUND'S FIXED INCOME INVESTMENTS FARED?

With approximately 25% of total assets invested in fixed income securities (as of August 31, 2001), the Fund's bond component has performed quite well. Part of that strong performance is the result of lower interest rates. As bond yields fall, their prices rise. The Fund's bond portfolio was also positively influenced by our sector allocation strategy, which emphasized convertible securities during the second half of the Fund's fiscal year. We like convertibles because they've historically outperformed corporate and government bonds, while also providing a high degree of correlation with stock market performance. So, while convertibles allow the Fund to participate in stock market gains, we believe they also provide protection from stock market declines and an attractive income contribution. We have also maintained a healthy allocation to U.S. Government securities, whose prices have risen as interest rates have fallen.

WHAT IS YOUR OUTLOOK FOR THE NEAR FUTURE?

We are optimistic that value stocks will continue to rank among the market leaders over the next several months. In addition, we are optimistic that the Fund's longstanding investment approach--which looks for growing companies whose stocks are trading inexpensively--will continue to lead us to stocks with the potential for substantial gains. For example, we are currently finding both compelling values and promising growth prospects among the stocks of pharmaceutical companies, which recently suffered price declines. Similarly, the prices of many energy stocks have recently dropped after earlier gains, making them attractive from both valuation and growth standpoints, in our opinion.

1. See Notes on page 10 for further details.

                       4 OPPENHEIMER CAPITAL INCOME FUND

PORTFOLIO ALLOCATION(2)

[PIECHART]

- Stocks                        75.4%
- Bonds                         24.4
  Cash
  Equivalents                    0.2


     Regardless of where we find the best opportunities at any given moment, we intend to adhere to our investment discipline, which seeks reasonably priced stocks that we expect to experience above-average earnings growth. Our longstanding investment approach remains an important part of what makes Oppenheimer Capital Income Fund The Right Way to Invest.

TOP FIVE COMMON STOCK INDUSTRIES(3)
 .............................................................
Banks                                                   14.6%
 .............................................................
Gas Utilities                                            7.0
 .............................................................
Diversified Financial                                    5.8
 .............................................................
Oil: Domestic                                            4.9
 .............................................................
Manufacturing                                            4.6


TOP TEN COMMON STOCK HOLDINGS(3)
 .............................................................
Philip Morris Cos., Inc.                                 3.9%
 .............................................................
Citigroup, Inc.                                          3.4
 .............................................................
Bank of America Corp.                                    2.5
 .............................................................
Tyco International Ltd.                                  2.4
 .............................................................
FleetBoston Financial Corp.                              2.4
 .............................................................
J.P. Morgan Chase & Co.                                  1.7
 .............................................................
Dynegy, Inc.                                             1.7
 .............................................................
Kinder Morgan, Inc.                                      1.7
 .............................................................
Washington Mutual, Inc.                                  1.7
 .............................................................
First Union Corp.                                        1.4


2. Portfolio is subject to change. Percentages are as of August 31, 2001, and are based on total market value of common stock holdings.

3. Portfolio is subject to change. Percentages are as of August 31, 2001, and are based on net assets.



                       5 OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended August 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended August 31, 2001, Oppenheimer Capital Income Fund's performance was strongly influenced by its portfolio manager's investment approach, which seeks companies with reasonably priced stocks and sustainable growth rates. Such opportunities were found primarily in traditional, value-oriented market sectors including financial services, energy and utilities. Strong, but volatile price performance in these areas drove the Fund's progress. The Fund's returns were also positively influenced by its fixed income investments, which consisted primarily of convertible securities and U.S. Government securities. The Fund's portfolio allocations, management and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET.
The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until August 31, 2001. In the case of Class A shares, performance is measured over a 10-year period, and in the case of Class B shares, performance is measured from the inception of the class on August 17, 1993. In the case of Class C shares, performance is measured from the inception of the class on November 1, 1995. Because Class N shares of the Fund were first publicly offered on March 1, 2001, no performance information for Class N shares is included. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.



                       6 OPPENHEIMER CAPITAL INCOME FUND

     The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index. The S&P 500 Index is a broad-based index of U.S. equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 index, which does not include debt securities.



                       7 OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

--Oppenheimer Capital Income Fund (Class A)
--S&P 500 Index

  [The following table was originally a line graph in the printed materials.]

                Oppenheimer Capital
Date            Income Fund (Class A)   S&P 500 Index
06/30/91         9425                   10000
09/30/91         9936                   10534
12/31/91        10312                   11416
03/31/92        10156                   11128
06/30/92        10392                   11339
09/30/92        10643                   11697
12/31/92        11040                   12284
03/31/93        11797                   12820
06/30/93        12135                   12882
09/30/93        12572                   13214
12/31/93        12648                   13520
03/31/94        12176                   13008
06/30/94        12214                   13062
09/30/94        12731                   13700
12/31/94        12296                   13697
03/31/95        13173                   15029
06/30/95        14127                   16462
09/30/95        15203                   17769
12/31/95        15728                   18838
03/31/96        16449                   19849
06/30/96        16756                   20739
08/31/96(1)     16712                   20242
11/30/96        19131                   23629
02/28/97        20077                   24800
05/31/97        20675                   26743
08/31/97        22292                   28465
11/30/97        23716                   30364
02/28/98        25437                   33477
05/31/98        26300                   34940
08/31/98        23666                   30777
11/30/98        26694                   37555
02/28/99        26428                   40093
05/31/99        27417                   42289
08/31/99        26276                   43028
11/30/99        25442                   45402
02/29/00        24021                   44794
05/31/00        26930                   46716
08/31/00        28177                   50044
11/30/00        27254                   43483
02/28/01        30054                   41123
05/31/01        31704                   41789
08/31/01        30104                   37846

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 8/31/01(1,2)
1-YEAR 0.70%    5-YEAR 11.17%           10-YEAR 11.09%


CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

--Oppenheimer Capital Income Fund (Class B)
--S&P 500 Index

  [The following table was originally a line graph in the printed materials.]

                Oppenheimer Capital
Date            Income Fund (Class B)   S&P 500 Index
08/17/93        10000                   10000
09/30/93        10133                    9923
12/31/93        10161                   10153
03/31/94         9763                    9769
06/30/94         9765                    9810
09/30/94        10162                   10288
12/31/94         9792                   10287
03/31/95        10474                   11287
06/30/95        11216                   12363
09/30/95        12040                   13345
12/31/95        12434                   14147
03/31/96        12971                   14907
06/30/96        13188                   15575
08/31/96(1)     13141                   15202
11/30/96        15013                   17745
02/28/97        15715                   18625
05/31/97        16142                   20083
08/31/97        17369                   21377
11/30/97        18455                   22803
02/28/98        19759                   25141
05/31/98        20372                   26240
08/31/98        18292                   23113
11/30/98        20611                   28204
02/28/99        20359                   30109
05/31/99        21087                   31759
08/31/99        20167                   32314
11/30/99        19527                   34096
02/29/00        18436                   33640
05/31/00        20669                   35084
08/31/00        21626                   37583
11/30/00        20918                   32656
02/28/01        23067                   30883
05/31/01        24333                   31383
08/31/01        23105                   28422

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 8/31/01(1,2)
1-YEAR 1.11%    5-YEAR 11.33%      SINCE INCEPTION 10.98%



1.  The Fund changed its fiscal year end from 6/30 to 8/31.

2.  See page 10 for further details.



                       8 OPPENHEIMER CAPITAL INCOME FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

--Oppenheimer Capital Income Fund (Class C)
--S&P 500 Index

  [The following table was originally a line graph in the printed materials.]

                Oppenheimer Capital
Date            Income Fund (Class C)   S&P 500 Index
11/01/95        10000                   10000
12/31/95        10420                   10640
03/31/96        10864                   11211
06/30/96        11050                   11713
08/31/96(1)     11001                   11432
11/30/96        12569                   13345
02/28/97        13168                   14007
05/31/97        13525                   15104
08/31/97        14555                   16077
11/30/97        15458                   17149
02/28/98        16541                   18907
05/31/98        17068                   19734
08/31/98        15327                   17382
11/30/98        17260                   21211
02/28/99        17049                   22643
05/31/99        17659                   23884
08/31/99        16883                   24301
11/30/99        16320                   25642
02/29/00        15384                   25299
05/31/00        17209                   26385
08/31/00        17964                   28264
11/30/00        17335                   24559
02/28/01        19093                   23226
05/31/01        20086                   23602
08/31/01        19042                   21375

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 8/31/01(1,2)
1-YEAR 5.01%    5-YEAR 11.60%       SINCE INCEPTION 11.67%



THE PERFORMANCE INFORMATION FOR THE S&P 500 INDEX IN THE GRAPHS BEGINS ON 6/30/91 FOR CLASS A, 8/31/93 FOR CLASS B AND 10/31/95 FOR CLASS C.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO THE SAME SCALE.



                       9 OPPENHEIMER CAPITAL INCOME FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 12/1/70. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was higher prior to 10/18/91, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 8/17/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion and the ending account value does not reflect the deduction of any sales charges. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01, therefore no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



                       10 OPPENHEIMER CAPITAL INCOME FUND

                                                         FINANCIALS



















                       11 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  AUGUST 31, 2001
--------------------------------------------------------------------------------

                                                                                                             MARKET VALUE
                                                                                            SHARES             SEE NOTE 1
============================================================================================================================
COMMON STOCKS--67.8%
----------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--0.5%
----------------------------------------------------------------------------------------------------------------------------
PAPER--0.5%
Sappi Ltd., Sponsored ADR                                                                1,600,000        $    16,576,000
----------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--5.4%
----------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.2%
Boeing Co.                                                                                 107,500              5,504,000
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.6%
Republic Services, Inc.(1)                                                                 960,000             19,056,000
----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--4.6%
Honeywell International, Inc.                                                              437,500             16,301,250
----------------------------------------------------------------------------------------------------------------------------
Packaging Corp. of America(1)                                                            1,500,000             27,570,000
----------------------------------------------------------------------------------------------------------------------------
Pall Corp.                                                                                 610,000             13,639,600
----------------------------------------------------------------------------------------------------------------------------
Titan Corp. (The)(1)                                                                       500,000              9,275,000
----------------------------------------------------------------------------------------------------------------------------
Tyco International Ltd.                                                                  1,412,500             73,379,375
                                                                                                          ------------------
                                                                                                              140,165,225

----------------------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES--1.6%
----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-LONG DISTANCE--1.0%
Sprint Corp. (Fon Group)                                                                   400,000              9,336,000
----------------------------------------------------------------------------------------------------------------------------
Verizon Communications, Inc.                                                               400,000             20,000,000
                                                                                                          ------------------
                                                                                                               29,336,000

----------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--0.6%
SBC Communications, Inc.                                                                   410,000             16,773,100
----------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--2.5%
----------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--0.9%
KB Home                                                                                    530,000             17,156,100
----------------------------------------------------------------------------------------------------------------------------
Snap-On, Inc.                                                                              250,000              6,365,000
----------------------------------------------------------------------------------------------------------------------------
Visteon Corp.                                                                              270,000              4,617,000
                                                                                                          ------------------
                                                                                                               28,138,100

----------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--0.1%
Host Marriott Corp.                                                                        287,500              3,680,000
----------------------------------------------------------------------------------------------------------------------------
MEDIA--0.4%
Deluxe Corp.                                                                               350,000             11,487,000
----------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--0.3%
Federated Department Stores, Inc.(1)                                                       140,000              5,083,400
----------------------------------------------------------------------------------------------------------------------------
May Department Stores Co.                                                                  140,000              4,711,000
                                                                                                          ------------------
                                                                                                                9,794,400

----------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--0.8%
AutoNation, Inc.(1)                                                                        550,000              5,918,000
----------------------------------------------------------------------------------------------------------------------------
CSK Auto Corp.(1,2)                                                                      1,839,300             15,726,015
----------------------------------------------------------------------------------------------------------------------------
Gap, Inc.                                                                                  125,000              2,456,250
                                                                                                          ------------------
                                                                                                               24,100,265



                       12 OPPENHEIMER CAPITAL INCOME FUND

                                                                                                             MARKET VALUE
                                                                                            SHARES             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--8.3%
----------------------------------------------------------------------------------------------------------------------------
BROADCASTING--2.0%
Charter Communications, Inc., Cl. A(1)                                                     700,000        $    14,140,000
----------------------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.(1)                                                      775,000             38,959,250
----------------------------------------------------------------------------------------------------------------------------
Comcast Corp., Cl. A Special(1)                                                            200,000              7,326,000
                                                                                                          ------------------
                                                                                                               60,425,250

----------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.4%
McDonald's Corp.                                                                           150,000              4,504,500
----------------------------------------------------------------------------------------------------------------------------
Viacom, Inc., Cl. B(1)                                                                     200,000              8,480,000
                                                                                                          ------------------
                                                                                                               12,984,500

----------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS--1.8%
Kroger Co. (The)(1)                                                                      1,097,500             29,215,450
----------------------------------------------------------------------------------------------------------------------------
SUPERVALU, Inc.                                                                          1,025,000             21,504,500
----------------------------------------------------------------------------------------------------------------------------
Winn-Dixie Stores, Inc.                                                                    145,000              3,255,250
                                                                                                          ------------------
                                                                                                               53,975,200

----------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.0%
Kimberly-Clark Corp.                                                                         5,000                310,250
----------------------------------------------------------------------------------------------------------------------------
TOBACCO--4.1%
Philip Morris Cos., Inc.                                                                 2,500,000            118,500,000
----------------------------------------------------------------------------------------------------------------------------
UST, Inc.                                                                                  200,000              6,600,000
                                                                                                          ------------------
                                                                                                              125,100,000

----------------------------------------------------------------------------------------------------------------------------
ENERGY--6.5%
----------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES--1.6%
BJ Services Co.(1)                                                                         435,000              9,757,050
----------------------------------------------------------------------------------------------------------------------------
Cooper Cameron Corp.(1)                                                                     85,000              3,676,250
----------------------------------------------------------------------------------------------------------------------------
ENSCO International, Inc.                                                                  525,000              9,576,000
----------------------------------------------------------------------------------------------------------------------------
Global Marine, Inc.(1)                                                                     325,000              4,680,000
----------------------------------------------------------------------------------------------------------------------------
Santa Fe International Corp.                                                               600,000             15,180,000
----------------------------------------------------------------------------------------------------------------------------
Tidewater, Inc.                                                                            200,000              6,222,000
                                                                                                          ------------------
                                                                                                               49,091,300

----------------------------------------------------------------------------------------------------------------------------
OIL: DOMESTIC--4.9%
Conoco, Inc., Cl. A                                                                        850,000             25,202,500
----------------------------------------------------------------------------------------------------------------------------
EOG Resources, Inc.                                                                        200,000              6,324,000
----------------------------------------------------------------------------------------------------------------------------
Kerr/McGee Corp.                                                                           150,000              8,761,500
----------------------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                               1,000,000             27,520,000
----------------------------------------------------------------------------------------------------------------------------
Texaco, Inc.                                                                               100,000              6,965,000
----------------------------------------------------------------------------------------------------------------------------
Unocal Corp.                                                                               500,000             17,650,000
----------------------------------------------------------------------------------------------------------------------------
USX-Marathon Group, Inc.                                                                 1,075,000             33,873,250
----------------------------------------------------------------------------------------------------------------------------
Valero Energy Corp.(3)                                                                     500,000             20,750,000
                                                                                                          ------------------
                                                                                                              147,046,250



                       13 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                             MARKET VALUE
                                                                                            SHARES             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL--29.6%
----------------------------------------------------------------------------------------------------------------------------
BANKS--14.6%
AmSouth Bancorp                                                                            425,000        $     8,083,500
----------------------------------------------------------------------------------------------------------------------------
Bank of America Corp.(3)                                                                 1,250,000             76,875,000
----------------------------------------------------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)(3)                                                        675,000             26,797,500
----------------------------------------------------------------------------------------------------------------------------
Bank One Corp.(3)                                                                          875,000             30,353,750
----------------------------------------------------------------------------------------------------------------------------
Charter One Financial, Inc.                                                              1,150,000             33,580,000
----------------------------------------------------------------------------------------------------------------------------
First Union Corp.(3)                                                                     1,192,500             41,045,850
----------------------------------------------------------------------------------------------------------------------------
FleetBoston Financial Corp.(3)                                                           1,945,250             71,643,558
----------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                                                  1,325,000             52,205,000
----------------------------------------------------------------------------------------------------------------------------
KeyCorp                                                                                    550,000             13,805,000
----------------------------------------------------------------------------------------------------------------------------
Mellon Financial Corp.(3)                                                                  725,000             25,556,250
----------------------------------------------------------------------------------------------------------------------------
PNC Financial Services Group                                                               287,500             19,144,625
----------------------------------------------------------------------------------------------------------------------------
U.S. Bancorp(3)                                                                          1,200,000             29,088,000
----------------------------------------------------------------------------------------------------------------------------
Union Planters Corp.(3)                                                                    330,000             14,685,000
                                                                                                          ------------------
                                                                                                              442,863,033

----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--5.8%
Anthracite Capital, Inc.                                                                   850,000              9,333,000
----------------------------------------------------------------------------------------------------------------------------
Capital One Financial Corp.(3)                                                             100,000              5,561,000
----------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                                          2,225,000            101,793,750
----------------------------------------------------------------------------------------------------------------------------
Fannie Mae                                                                                  52,500              4,001,025
----------------------------------------------------------------------------------------------------------------------------
Household International, Inc.(3)                                                           600,000             35,460,000
----------------------------------------------------------------------------------------------------------------------------
John Hancock Financial Services, Inc.                                                      400,000             15,980,000
----------------------------------------------------------------------------------------------------------------------------
Smith (Charles E.) Residential Realty, Inc.                                                 59,275              3,143,353
                                                                                                          ------------------
                                                                                                              175,272,128

----------------------------------------------------------------------------------------------------------------------------
INSURANCE--3.6%
Allstate Corp.                                                                             250,000              8,482,500
----------------------------------------------------------------------------------------------------------------------------
Everest Re Group Ltd.                                                                      450,000             29,205,000
----------------------------------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                                                     50,000              3,240,000
----------------------------------------------------------------------------------------------------------------------------
Protective Life Corp.                                                                      300,000              8,949,000
----------------------------------------------------------------------------------------------------------------------------
Radian Group, Inc.                                                                         625,000             25,068,750
----------------------------------------------------------------------------------------------------------------------------
St. Paul Cos., Inc.                                                                        300,000             12,609,000
----------------------------------------------------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                                                     250,000             20,750,000
                                                                                                          ------------------
                                                                                                              108,304,250



                       14 OPPENHEIMER CAPITAL INCOME FUND

                                                                                                             MARKET VALUE
                                                                                            SHARES             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--3.3%
Archstone Communities Trust                                                                655,000        $    17,685,000
----------------------------------------------------------------------------------------------------------------------------
Avalonbay Communities, Inc.                                                                300,000             15,147,000
----------------------------------------------------------------------------------------------------------------------------
Boston Properties, Inc.                                                                    200,000              7,880,000
----------------------------------------------------------------------------------------------------------------------------
Equity Office Properties Trust                                                           1,100,000             35,299,000
----------------------------------------------------------------------------------------------------------------------------
Equity Residential Properties Trust                                                        385,000             22,680,350
                                                                                                          ------------------
                                                                                                               98,691,350

----------------------------------------------------------------------------------------------------------------------------
SAVINGS & LOANS--2.3%
Greenpoint Financial Corp.                                                                 500,000             19,750,000
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual, Inc.                                                                  1,350,000             50,544,000
                                                                                                          ------------------
                                                                                                               70,294,000

----------------------------------------------------------------------------------------------------------------------------
HEALTHCARE--2.5%
----------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--2.5%
Abbott Laboratories(3)                                                                      77,500              3,851,750
----------------------------------------------------------------------------------------------------------------------------
American Home Products Corp.                                                               400,000             22,400,000
----------------------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                                   225,000             12,631,500
----------------------------------------------------------------------------------------------------------------------------
Johnson & Johnson(3)                                                                       220,500             11,622,555
----------------------------------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                                          162,500             10,578,750
----------------------------------------------------------------------------------------------------------------------------
Pharmacia Corp.                                                                            150,000              5,940,000
----------------------------------------------------------------------------------------------------------------------------
Schering-Plough Corp.                                                                      200,000              7,626,000
----------------------------------------------------------------------------------------------------------------------------
Zimmer Holdings, Inc.(1)                                                                    10,000                272,000
                                                                                                          ------------------
                                                                                                               74,922,555

----------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--1.0%
----------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--0.2%
First Data Corp.(3)                                                                        100,000              6,585,000
----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--0.8%
Microsoft Corp.(1)                                                                         400,000             22,820,000
----------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--0.0%
Waters Corp.(1,3)                                                                           25,000                828,250
----------------------------------------------------------------------------------------------------------------------------
UTILITIES--9.9%
----------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.9%
Constellation Energy Group, Inc.                                                           700,000             21,014,000
----------------------------------------------------------------------------------------------------------------------------
Exelon Corp.                                                                               500,000             27,300,000
----------------------------------------------------------------------------------------------------------------------------
TXU Corp.                                                                                  800,000             37,984,000
                                                                                                          ------------------
                                                                                                               86,298,000

----------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--7.0%
Dynegy, Inc.                                                                             1,225,000             51,658,250
----------------------------------------------------------------------------------------------------------------------------
El Paso Corp.                                                                              225,000             10,932,750
----------------------------------------------------------------------------------------------------------------------------
Enron Corp.                                                                                650,000             22,743,500
----------------------------------------------------------------------------------------------------------------------------
Kinder Morgan Management LLC                                                               558,160             40,996,852



                       15 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                             MARKET VALUE
                                                                                            SHARES             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES Continued
Kinder Morgan, Inc.                                                                        925,000        $    51,430,000
----------------------------------------------------------------------------------------------------------------------------
Sempra Energy                                                                              325,000              8,804,250
----------------------------------------------------------------------------------------------------------------------------
Williams Cos., Inc. (The)                                                                  775,000             25,226,250
                                                                                                          ------------------
                                                                                                              211,791,852
                                                                                                          ------------------
Total Common Stocks (Cost $1,447,170,445)                                                                   2,052,213,258

============================================================================================================================
PREFERRED STOCKS--10.6%
----------------------------------------------------------------------------------------------------------------------------
ACE Ltd., 8.25% Cv. Preferred Redeemable Increased Dividend Equity
Securities, Non-Vtg.                                                                       287,500             20,412,500
----------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp., 5.50% Cv., Series D, Non-Vtg.                               375,000             40,453,125
----------------------------------------------------------------------------------------------------------------------------
California Federal Preferred Capital Corp., 9.125% Non-Cum. Exchangeable,
Series A, Non-Vtg.                                                                         100,000              2,577,000
----------------------------------------------------------------------------------------------------------------------------
CMS Energy Trust III, 7.25% Cv. Premium Equity Participating Security Units                200,000              5,150,000
----------------------------------------------------------------------------------------------------------------------------
Coastal Corp., $37.75 Cv. Preferred Redeemable Increased Dividend
Equity Securities                                                                          725,000             24,331,000
----------------------------------------------------------------------------------------------------------------------------
Duke Energy Corp., 8.25% Cv. Equity Units, Non-Vtg. (each equity unit consists of units referred to as corporate units which consist of $25 principal amount of Duke Energy Corp., 5.87% sr. nts., due 2006 and a
contract to purchase Duke Energy Corp. common stock)(4)                                    325,000              8,645,000
----------------------------------------------------------------------------------------------------------------------------
Emmis Communications Corp., 6.25% Cum. Cv., A Shares, Non-Vtg.                             300,000             12,450,000
----------------------------------------------------------------------------------------------------------------------------
Enron Corp., 7% Cv. Exchangeable, Non-Vtg.                                                 183,050              5,231,569
----------------------------------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust III, 9% Trust Securities                            5,985,000              6,209,438
----------------------------------------------------------------------------------------------------------------------------
Global Crossing Ltd., 7% Cum. Cv.                                                          200,000             11,300,000
----------------------------------------------------------------------------------------------------------------------------
Hercules Trust II, Units (each unit consists of one preferred security of the
Trust and one warrant to purchase 23.4192 shares of Hercules, Inc.
common stock)(4)                                                                             7,500              3,823,500
----------------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 6.75% Cv., Series A, Non-Vtg.                                              55,000              3,190,000
----------------------------------------------------------------------------------------------------------------------------
National Australia Bank Ltd., ExCaps (each ExCap consists of $25 principal amount of 7.875% Perpetual Capital Security and a purchase contract
entitling the holder to exchange ExCaps for ordinary shares of the bank)(4)                500,000             16,100,000
----------------------------------------------------------------------------------------------------------------------------
Nisource, Inc., 7.75% Cv. Premium Income Equity Securities, Non-Vtg.                       200,000              9,720,000
----------------------------------------------------------------------------------------------------------------------------
NRG Energy, Inc., Equity Units, Non-Vtg. (each equity unit consists of units referred to as corporate units which consist of $25 principal amount of
NRG Energy, Inc., 6.50% sr. debs., 5/16/01 and a purchase contract to
purchase NRG Energy, Inc. common stock)(4)                                                 225,000              4,722,750
----------------------------------------------------------------------------------------------------------------------------
Pharmacia Corp., 6.50% Cv. Adjustable Conversion-rate Equity Security                      228,800              8,545,680
----------------------------------------------------------------------------------------------------------------------------
Qwest Trends Trust, 5.75% Cv.(5)                                                           250,000             10,187,500
----------------------------------------------------------------------------------------------------------------------------
Reliant Energy, Inc., 2% Zero-Premium Exchangeable Sub. Nts.                               100,000              5,935,000
----------------------------------------------------------------------------------------------------------------------------
Six Flags, Inc., 7.25% Cum. Cv. Preferred Income Equity Redeemable Stock                   715,000             17,875,000
----------------------------------------------------------------------------------------------------------------------------
Sovereign Capital Trust II, 7.50% Cv. Preferred Income Equity Redeemable
Stock, Units (each unit consists of one preferred plus one warrant to
purchase 5.3355 shares of Sovereign Bancorp common stock)(4)                               475,000             30,780,000



                       16 OPPENHEIMER CAPITAL INCOME FUND

                                                                                                             MARKET VALUE
                                                                                            SHARES             SEE NOTE 1
============================================================================================================================
PREFERRED STOCKS Continued
----------------------------------------------------------------------------------------------------------------------------
Sprint Corp., Equity Units [each equity unit consists of units referred to as corporate units which consist of $25 principal amount of
Sprint Capital Corp., 6% sr. nts., 8/17/06 and a purchase contract to
purchase Sprint Corp. (PCS Group) common stock](1,4)                                       760,000        $    19,790,400
----------------------------------------------------------------------------------------------------------------------------
Tribune Co., 2% Unsec. Participation Hybrid Option Note Exchangeable
Securities (exchangeable for shares of America Online, Inc.)                               225,000             21,150,000
----------------------------------------------------------------------------------------------------------------------------
Union Pacific Capital Trust, 6.25% Cum. Cv. Term Income Deferrable
Equity Securities, Non-Vtg.                                                                135,000              6,395,625
----------------------------------------------------------------------------------------------------------------------------
United Rental Trust I, 6.50% Cv. Quarterly Income Preferred Securities,
Non-Vtg.                                                                                   350,000             12,337,500
----------------------------------------------------------------------------------------------------------------------------
Valero Energy Corp., 7.75% Cv. Premium Equity Participating Security                       312,500             10,296,875
----------------------------------------------------------------------------------------------------------------------------
WorldCom, Inc., 7% Cum. Cv., Series E                                                      200,000              4,525,000
                                                                                                          ------------------
Total Preferred Stocks (Cost $332,203,404)                                                                    322,134,462


                                                                                         PRINCIPAL
                                                                                            AMOUNT
============================================================================================================================
MORTGAGE-BACKED OBLIGATIONS--4.9%
----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 9/25/31(6)                                                                      $  126,000,000            123,834,060
6.50%, 9/1/28(6)                                                                        25,000,000             25,093,750
                                                                                                          ------------------
Total Mortgage-Backed Obligations (Cost $147,347,188)                                                         148,927,810

============================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--4.6%
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.33%, 2/15/15(7)                                         150,000,000             72,226,350
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 5%, 2/15/11                                                         65,000,000             65,446,940
                                                                                                          ------------------
Total U.S. Government Obligations (Cost $128,872,494)                                                         137,673,290

============================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--0.6%
----------------------------------------------------------------------------------------------------------------------------
Banco Nac de Desen Econo Cv. Sr. Nts., 6.50%, 6/15/06 [cv. into Empresa
Brasileira de Aeronautica SA (Embraer), ADR common stock](5)                             7,750,000              6,897,500
----------------------------------------------------------------------------------------------------------------------------
South Africa (Republic of) Bonds, Series 153, 13%, 8/31/10 [ZAR]                        14,800,000              1,975,525
----------------------------------------------------------------------------------------------------------------------------
United Mexican States Sec. Nts., Fideicomiso Petacalco Trust,
10.16%, 12/23/09(5)                                                                      7,650,000              8,300,250
                                                                                                          ------------------
Total Foreign Government Obligations (Cost $18,112,991)                                                        17,173,275

============================================================================================================================
LOAN PARTICIPATIONS--0.3%
----------------------------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust Sr. Nts., 3.696%, 4/28/02 (representing a basket of reference loans and a total return swap between Chase
Manhattan Bank and the Trust)(8,9) (Cost $16,849,811)                                   16,800,000             10,269,221

============================================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--4.9%
----------------------------------------------------------------------------------------------------------------------------
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                                4,000,000              4,130,000
----------------------------------------------------------------------------------------------------------------------------
Allied Waste North America, Inc., 7.875% Sr. Unsec. Nts., Series B, 1/1/09               4,995,000              5,057,438
----------------------------------------------------------------------------------------------------------------------------
Amtran, Inc., 9.625% Nts., 12/15/05(8)                                                   3,000,000              2,595,000



                       17 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                         PRINCIPAL           MARKET VALUE
                                                                                            AMOUNT             SEE NOTE 1
============================================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
----------------------------------------------------------------------------------------------------------------------------
Auburn Hills Trust, 12% Gtd. Exchangeable Certificates, 5/1/20(9)                   $    5,000,000        $     7,303,520
----------------------------------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                                   2,500,000              2,715,625
----------------------------------------------------------------------------------------------------------------------------
Charter Communications Holdings LLC/Charter Communications
Holdings Capital Corp., 8.625% Sr. Unsec. Nts., 4/1/09                                   9,250,000              9,018,750
----------------------------------------------------------------------------------------------------------------------------
Comcast Corp., 10.25% Sr. Sub. Debs., 10/15/01                                           6,000,000              6,034,014
----------------------------------------------------------------------------------------------------------------------------
Cott Corp., 9.375% Sr. Nts., 7/1/05                                                      6,350,000              6,492,875
----------------------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18                                     3,000,000              2,828,337
----------------------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                       4,000,000              4,145,000
----------------------------------------------------------------------------------------------------------------------------
Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09               9,000,000              8,752,500
----------------------------------------------------------------------------------------------------------------------------
Fairchild Corp., 10.75% Sr. Unsec. Sub. Nts., 4/15/09                                    1,750,000              1,408,750
----------------------------------------------------------------------------------------------------------------------------
Fairchild Semiconductor Corp., 10.375% Sr. Unsec. Nts., 10/1/07                          2,500,000              2,525,000
----------------------------------------------------------------------------------------------------------------------------
Ferrellgas Partners LP, 9.375% Sr. Sec. Nts., Series B, 6/15/06                          5,000,000              5,056,250
----------------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08                                 10,000,000             10,125,000
----------------------------------------------------------------------------------------------------------------------------
Hollinger International Publishing, Inc.:
8.625% Sr. Unsec. Nts., 3/15/05(8)                                                       4,210,000              4,146,850
9.25% Sr. Unsec. Sub. Nts., 2/1/06                                                       4,200,000              4,137,000
----------------------------------------------------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc., 9.75% Sr. Nts., 11/15/08(5)                                   2,000,000              2,290,000
----------------------------------------------------------------------------------------------------------------------------
Imax Corp., 7.875% Sr. Nts., 12/1/05                                                     5,000,000              1,775,000
----------------------------------------------------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                                 2,000,000              2,040,000
----------------------------------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09(8)                       6,000,000              5,910,000
----------------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 8.125% Sr. Unsec. Nts., 2/15/09                                        25,000,000             11,312,500
----------------------------------------------------------------------------------------------------------------------------
Metromedia Fiber Network, Inc.:
10% Sr. Nts., 12/15/09                                                                   4,000,000                980,000
10% Sr. Nts., 12/15/09 [EUR]                                                             2,000,000                472,368
----------------------------------------------------------------------------------------------------------------------------
Nortek, Inc., 9.125% Sr. Unsec. Nts., Series B, 9/1/07                                   7,500,000              7,537,500
----------------------------------------------------------------------------------------------------------------------------
NTL Communications Corp., 11.50% Sr. Unsec. Nts., Series B, 10/1/08                      7,650,000              4,513,500
----------------------------------------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                         3,224,000              3,449,680
----------------------------------------------------------------------------------------------------------------------------
RCN Corp., 10.125% Sr. Unsec. Nts., 1/15/10                                             14,284,000              5,499,340
----------------------------------------------------------------------------------------------------------------------------
Rite Aid Corp., 11.25% Sr. Nts., 7/1/08(5)                                               2,500,000              2,637,500
----------------------------------------------------------------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07                                                          1,000,000              1,045,000
10.875% Sr. Sub. Nts., 4/1/08                                                            1,000,000                990,000
----------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.:
7.625% Sr. Unsec. Nts., Series B, 6/1/08                                                 2,150,000              2,327,375
8.625% Sr. Sub. Nts., 1/15/07                                                            2,000,000              2,110,000
----------------------------------------------------------------------------------------------------------------------------
Tenneco, Inc., 11.625% Sr. Unsec. Sub. Nts., Series B, 10/15/09                          1,000,000                500,000
----------------------------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust I, 10.50% Sr. Asset-Backed Securities,
Series 1993-A, 12/1/11(8)                                                                1,745,919              1,104,294
----------------------------------------------------------------------------------------------------------------------------
VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09                               96,000                110,880
----------------------------------------------------------------------------------------------------------------------------
Williams Communications Group, Inc., 10.875% Sr. Unsec. Nts., 10/1/09                    3,000,000              1,380,000



                       18 OPPENHEIMER CAPITAL INCOME FUND

                                                                                         PRINCIPAL           MARKET VALUE
                                                                                            AMOUNT             SEE NOTE 1
============================================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
----------------------------------------------------------------------------------------------------------------------------
World Color Press, Inc., 7.75% Sr. Unsec. Sub. Nts., 2/15/09                        $    1,000,000        $     1,012,684
----------------------------------------------------------------------------------------------------------------------------
XO Communications, Inc., 10.75% Sr. Unsec. Nts., 6/1/09                                  5,000,000              1,950,000
                                                                                                          ------------------
Total Non-Convertible Corporate Bonds and Notes (Cost $165,714,418)                                           147,419,530

============================================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES--9.3%
----------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp., 6% Cv. Unsec. Nts., 2/15/06                              40,000,000             34,350,000
----------------------------------------------------------------------------------------------------------------------------
American Tower Corp.:
5% Cv. Nts., 2/15/10(5)                                                                  7,000,000              5,398,750
5% Cv. Nts., 2/15/10                                                                     5,500,000              4,241,875
----------------------------------------------------------------------------------------------------------------------------
Amkor Technology, Inc.:
5% Cv. Sub. Nts., 3/15/07(5)                                                            23,000,000             15,898,750
5% Cv. Unsec. Sub. Nts., 3/15/07                                                         7,000,000              4,838,750
----------------------------------------------------------------------------------------------------------------------------
Charter Communications, Inc., 4.75% Cv. Sr. Unsec. Nts., 6/1/06                          7,500,000              7,434,375
----------------------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 2.625% Cv. Sr. Nts., 4/1/03                         10,000,000             10,300,000
----------------------------------------------------------------------------------------------------------------------------
Commscope, Inc., 4% Cv. Unsec. Sub. Nts., 12/15/06                                      10,500,000              8,859,375
----------------------------------------------------------------------------------------------------------------------------
CSK Auto Corp., 7% Cv. Sub. Nts., 8/1/06(2,8)                                           30,000,000             40,044,600
----------------------------------------------------------------------------------------------------------------------------
Enron Corp., Zero Coupon Cv. Sr. Unsec. Nts., 2.68%, 2/7/21(7)                          15,000,000              8,981,250
----------------------------------------------------------------------------------------------------------------------------
Juniper Networks, Inc., 4.75% Cv. Unsec. Sub. Nts., 3/15/07                              6,250,000              4,500,000
----------------------------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., 6% Cv. Nts., 9/15/09                                      52,500,000             16,012,500
----------------------------------------------------------------------------------------------------------------------------
Liberty Media Corp., 3.25% Cv. Sr. Nts., 3/15/31 (cv. into Viacom, Inc.,
Cl. B common stock)(5)                                                                  20,000,000             18,925,000
----------------------------------------------------------------------------------------------------------------------------
LSI Logic Corp., 4% Cv. Unsec. Sub. Nts., 2/15/05                                       17,500,000             14,896,875
----------------------------------------------------------------------------------------------------------------------------
Mutual Risk Management Ltd., Zero Coupon Exchangeable
Sub. Debs., 5.25%, 10/30/15(5,7)                                                        19,500,000              8,214,375
----------------------------------------------------------------------------------------------------------------------------
Network Associates, Inc., Zero Coupon Cv. Unsec
Sub. Debs., 3.94%, 2/13/18(7)                                                           25,000,000             11,000,000
----------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc.:
5.25% Cv. Sr. Nts., 1/15/10(5)                                                          12,500,000              7,328,125
5.25% Cv. Sr. Nts., 1/15/10                                                             25,000,000             14,656,250
----------------------------------------------------------------------------------------------------------------------------
Nortel Networks Corp., 4.25% Cv. Sr. Nts., 9/1/08(5)                                     6,500,000              6,150,625
----------------------------------------------------------------------------------------------------------------------------
Rite Aid Corp., 5.25% Cv. Sub. Nts., 9/15/02                                            20,000,000             19,300,000
----------------------------------------------------------------------------------------------------------------------------
Royal Carribean Cruises Ltd., Zero Coupon Cv. Sr. Unsec. Unsub
Liquid Yield Option Nts., 5.15%, 2/2/21(7)                                              36,000,000             13,320,000
----------------------------------------------------------------------------------------------------------------------------
Solectron Corp., Zero Coupon Cv. Sr. Unsec. Unsub. Liquid Yield
Option Nts., 3.63%, 5/8/20(7)                                                           15,000,000              7,650,000
                                                                                                          ------------------
Total Convertible Corporate Bonds and Notes (Cost $290,924,388)                                               282,301,475



                       19 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                         PRINCIPAL           MARKET VALUE
                                                                                            AMOUNT             SEE NOTE 1
============================================================================================================================
STRUCTURED INSTRUMENTS--0.7%
----------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston Corp. (New York Branch), Carnival Corp.
Equity Linked Nts., 7%, 7/17/02(8)                                                  $   11,558,946        $    16,182,524
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Medium-Term Stock Linked Nts., Series B,
7%, 7/8/02 (linked to the performance of The Gap, Inc. common stock)                     7,500,000              5,250,000
                                                                                                          ------------------
Total Structured Instruments (Cost $19,615,358)                                                                21,432,524

============================================================================================================================
REPURCHASE AGREEMENTS--0.3%
----------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Deutsche Bank Securities, Inc., 3.62%, dated 8/31/01, to be repurchased at $7,664,081 on 9/4/01, collateralized by U.S. Treasury Bonds, 6.50%-8.125%, 8/15/21-11/15/26, with a value of
$7,839,821 (Cost $7,661,000)                                                           7,661,000                7,661,000
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $2,574,471,497)                                          104.0%           3,147,205,845
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                       (4.0)            (121,516,039)
                                                                                    ----------------------------------------
NET ASSETS                                                                                 100.0%         $ 3,025,689,806
                                                                                    ========================================



FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

EUR    Euro
ZAR    South African Rand

1.  Non-income-producing security.

2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2001. The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 2001, amounts to $55,770,615. Transactions during the period in which the issuer was an affiliate are as follows:

                                           SHARES/                                  SHARES/
                                         PRINCIPAL                                PRINCIPAL       UNREALIZED
                                        AUGUST 31,         GROSS        GROSS    AUGUST 31,     APPRECIATION     INTEREST
                                              2000     ADDITIONS   REDUCTIONS          2001   (DEPRECIATION)       INCOME
--------------------------------------------------------------------------------------------------------------------------
STOCKS AND WARRANTS
CSK Auto Corp.                           1,500,000       339,300           --     1,839,300    $(18,737,975)     $     --

BONDS AND NOTES
CSK Auto Corp., 7% Cv. Sub.
Nts., 8/1/06                                    --   $30,000,000           --   $30,000,000      10,044,600        93,333
                                                                                                                 ---------
                                                                                                                 $ 93,333
                                                                                                                 =========



                       20 OPPENHEIMER CAPITAL INCOME FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

3. A sufficient amount of liquid assets has been designated to cover outstanding written call and put options, as follows:

                                            CONTRACTS  EXPIRATION     EXERCISE       PREMIUM  MARKET VALUE
                                      SUBJECT TO CALL        DATE        PRICE      RECEIVED    SEE NOTE 1
------------------------------------------------------------------------------------------------------------
Abbott Laboratories                               500     9/24/01          $55    $   33,249    $    5,000
Bank of America Corp.                             500     9/24/01           70        13,250            --
Bank of America Corp.                             250    10/22/01           70        17,249         2,500
Bank of America Corp.                             875    11/19/01           70        79,622        30,625
Bank of New York Co., Inc. (The)                1,500    10/22/01           60       266,241            --
Bank of New York Co., Inc. (The)                4,500     1/21/02           70       402,511            --
Bank One Corp.                                  1,000    11/19/01           43        57,499            --
Capital One Financial Corp.                       375     9/24/01           65        50,123         7,500
First Data Corp.                                  875     9/24/01           65       417,611       210,000
First Data Corp.                                  125     9/24/01           70        17,224         5,000
First Union Corp.                                 725     9/24/01           35        98,947        25,375
First Union Corp.                               1,325     9/24/01           38        48,233        19,875
First Union Corp.                                 950    10/22/01           35       150,395        90,250
FleetBoston Financial Corp.                     1,750    10/22/01           50       129,996            --
Household International, Inc.                   1,000     9/24/01           70        88,497            --
Household International, Inc.                     250    10/22/01           65       119,246        22,500
Johnson & Johnson                               1,200    10/22/01           58       112,046        54,000
Johnson & Johnson                               1,000    10/22/01           55       114,496        70,000
Mellon Financial Corp.                            750     9/24/01           55        54,248            --
U.S. Bancorp                                      250     9/24/01           25        11,000         6,250
Union Planters Corp.                            3,300    11/19/01           48       217,793        82,500
Valero Energy Corp.                               500     9/24/01           40       264,991       100,000
Valero Energy Corp.                               250     9/24/01           45        89,247        10,000
Valero Energy Corp.                             1,500     9/24/01           50       676,027            --
Valero Energy Corp.                               750     9/24/01           55       235,692            --
Waters Corp.                                       25     9/24/01           35         3,050         1,750
                                                                                  --------------------------
                                                                                   3,768,483       743,125
                                                                                  --------------------------


                                            CONTRACTS  EXPIRATION     EXERCISE       PREMIUM  MARKET VALUE
                                       SUBJECT TO PUT        DATE        PRICE      RECEIVED    SEE NOTE 1
------------------------------------------------------------------------------------------------------------
Charter Communications, Inc., Cl. A               250     9/24/01          $20    $   30,499    $   21,250
Cisco Systems, Inc.                                86     1/21/02           18        26,401        25,800
Comcast Corp., Cl. A                              500     9/24/01           35        19,499        27,500
Comcast Corp., Cl. A                            1,750    10/22/01           40       654,478       647,500
EMC Corp.                                         130    10/22/01           23        42,075        93,600
Gap, Inc.                                         500     9/24/01           23        48,498       140,000
JDS Uniphase Corp.                                  5     9/24/01           40         8,953        16,300
Kinder Morgan, Inc.                               250     9/24/01           50        13,500         1,250
Kinder Morgan, Inc.                             1,000     9/24/01           55       244,992       110,000
Merck & Co., Inc.                                 375     9/24/01           70        86,996       191,250
Morgan Stanley Dean Witter & Co.                1,000    10/22/01           60       658,235       790,000
Providian Financial Corp.                         500    10/22/01           35        73,498        90,000
Washington Mutual, Inc.                           500    10/22/01           35        58,499        32,500
                                                                                  --------------------------
                                                                                   1,966,123     2,186,950
                                                                                  --------------------------
                                                                                  $5,734,606    $2,930,075
                                                                                  ==========================



                       21 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

4. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $92,228,375 or 3.05% of the Fund's net assets as of August 31, 2001.

6.  When-issued security to be delivered and settled after August 31, 2001.

7.  Zero coupon bond reflects the effective yield on the date of purchase.

8. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.

9. Represents the current interest rate for a variable or increasing rate security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                       22 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2001
--------------------------------------------------------------------------------


============================================================================================================
ASSETS
------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $2,510,007,507)                                               $ 3,091,435,230
Affiliated companies (cost $64,463,990)                                                         55,770,615
                                                                                           -----------------
                                                                                             3,147,205,845

------------------------------------------------------------------------------------------------------------
Cash                                                                                               137,765
------------------------------------------------------------------------------------------------------------
Cash used for collateral on written puts                                                        25,098,169
------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                                          12,434,517
Shares of beneficial interest sold                                                               2,308,573
Investments sold                                                                                   729,917
Other                                                                                              276,015
                                                                                           -----------------
Total assets                                                                                 3,188,190,801

============================================================================================================
LIABILITIES
------------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $5,734,606)--see accompanying statement             2,930,075
------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $147,755,410 purchased on a when-issued basis)                155,216,909
Shares of beneficial interest redeemed                                                           2,362,912
Distribution and service plan fees                                                               1,243,098
Shareholder reports                                                                                404,922
Transfer and shareholder servicing agent fees                                                      227,863
Trustees' compensation                                                                              10,918
Other                                                                                              104,298
                                                                                           -----------------
Total liabilities                                                                              162,500,995

============================================================================================================
NET ASSETS                                                                                 $ 3,025,689,806
                                                                                           =================

============================================================================================================
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                            $ 2,361,915,750
------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                            9,104,384
------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                                                   79,129,526
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and
translation of assets and liabilities denominated in foreign currencies                        575,540,146
                                                                                           -----------------
NET ASSETS                                                                                 $ 3,025,689,806
                                                                                           =================



                       23 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------


====================================================================================================
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$2,458,271,634 and 193,273,281 shares of beneficial interest outstanding)                   $12.72
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                 $13.50
----------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $477,223,195
and 37,866,936 shares of beneficial interest outstanding)                                   $12.60
----------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $89,547,438
and 7,110,374 shares of beneficial interest outstanding)                                    $12.59
----------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $647,539
and 51,035 shares of beneficial interest outstanding)                                       $12.69



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                       24 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2001
--------------------------------------------------------------------------------

====================================================================================================
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $4,199)                               $  69,370,606
----------------------------------------------------------------------------------------------------
Interest:
Unaffiliated companies                                                                  53,259,685
Affiliated companies                                                                        93,333
                                                                                     ---------------
Total income                                                                           122,723,624

====================================================================================================
EXPENSES
----------------------------------------------------------------------------------------------------
Management fees                                                                         15,646,888
----------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                  5,698,019
Class B                                                                                  4,692,665
Class C                                                                                    802,801
Class N                                                                                        530
----------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                            2,881,669
----------------------------------------------------------------------------------------------------
Shareholder reports                                                                        883,004
----------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                210,276
----------------------------------------------------------------------------------------------------
Trustees' compensation                                                                      60,715
----------------------------------------------------------------------------------------------------
Other                                                                                      451,241
                                                                                     ---------------
Total expenses                                                                          31,327,808
Less reduction to custodian expenses                                                       (35,920)
                                                                                     ---------------
Net expenses                                                                            31,291,888

====================================================================================================
NET INVESTMENT INCOME                                                                   91,431,736

====================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments (including premiums on options exercised)                                   98,645,690
Closing and expiration of option contracts written                                       8,284,419
Foreign currency transactions                                                           (8,366,175)
                                                                                     ---------------
Net realized gain (loss)                                                                98,563,934

----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                             (7,378,735)
Translation of assets and liabilities denominated in foreign currencies                  5,919,722
                                                                                     ---------------
Net change                                                                              (1,459,013)
                                                                                     ---------------
Net realized and unrealized gain (loss)                                                 97,104,921

====================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $ 188,536,657
                                                                                     ===============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                       25 OPPENHEIMER CAPITAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


YEAR ENDED AUGUST 31,                                                                     2001                   2000
=======================================================================================================================
OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                   $    91,431,736        $   113,528,852
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                            98,563,934            173,626,281
-----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                (1,459,013)          (130,279,295)
                                                                               ----------------------------------------
Net increase (decrease) in net assets resulting from operations                    188,536,657            156,875,838

=======================================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                            (89,710,614)           (98,446,434)
Class B                                                                            (13,856,744)           (17,009,478)
Class C                                                                             (2,367,695)            (2,657,808)
Class N                                                                                 (1,361)                    --
-----------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                            (92,805,879)          (220,897,327)
Class B                                                                            (17,996,313)           (51,201,679)
Class C                                                                             (2,930,775)            (8,187,175)
Class N                                                                                     --                     --

=======================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                                             88,120,939           (348,332,169)
Class B                                                                              9,692,620           (198,760,762)
Class C                                                                             17,337,172            (37,298,949)
Class N                                                                                659,783                     --

=======================================================================================================================
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                           84,677,790           (825,915,943)
-----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                              2,941,012,016          3,766,927,959
                                                                               ----------------------------------------
End of period [including undistributed (overdistributed) net
investment income of $9,104,384 and $23,286,164, respectively]                 $ 3,025,689,806        $ 2,941,012,016
                                                                               ========================================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                       26 OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


CLASS A             YEAR ENDED AUGUST 31,                 2001             2000          1999            1998             1997
==================================================================================================================================
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $12.88           $13.63        $13.75          $14.12           $11.36
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .42(1)           .49           .51             .50              .47
Net realized and unrealized gain (loss)                    .41(1)           .32          1.03             .41             3.17
                                                        --------------------------------------------------------------------------
Total income (loss)
from investment operations                                 .83              .81          1.54             .91             3.64
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.48)            (.49)         (.49)           (.49)            (.48)
Distributions from net realized gain                      (.51)           (1.07)        (1.17)           (.79)            (.40)
                                                        --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.99)           (1.56)        (1.66)          (1.28)            (.88)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $12.72           $12.88        $13.63          $13.75           $14.12
                                                        ==========================================================================

==================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                       6.84%            7.24%        11.03%           6.17%           33.39%
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $2,458,272       $2,395,444    $2,926,923      $2,889,472       $2,721,672
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $2,432,151       $2,502,535    $3,156,294      $3,071,928       $2,446,081
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                     3.21%(1)         3.78%         3.51%           3.47%            3.97%
Expenses                                                  0.91%            0.93%         0.89%           0.87%(4)         0.88%(4)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     74%              37%           40%             18%              24%


1.  Without the adoption of the change in amortization method as discussed in
    Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                                   Unchanged
Net realized and unrealized gain (loss)                 Unchanged
Net investment income ratio                                 3.24%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.  Annualized for periods of less than one full year.

4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                       27 OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------


CLASS B         YEAR ENDED AUGUST 31,                  2001             2000          1999            1998             1997
===============================================================================================================================
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $12.76           $13.51        $13.63          $14.01           $11.29
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .32(1)           .38           .39             .39              .37
NET REALIZED AND UNREALIZED GAIN (LOSS)                 .41(1)           .32          1.03             .40             3.13
                                                     --------------------------------------------------------------------------
Total income (loss) from
investment operations                                   .73              .70          1.42             .79             3.50
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.38)            (.38)         (.37)           (.38)            (.38)
Distributions from net realized gain                   (.51)           (1.07)        (1.17)           (.79)            (.40)
                                                     --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.89)           (1.45)        (1.54)          (1.17)            (.78)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $12.60           $12.76        $13.51          $13.63           $14.01
                                                     ==========================================================================

===============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                    6.05%            6.34%        10.22%           5.32%           32.17%
-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $477,223         $472,222      $720,721        $634,775         $431,481
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $469,690         $546,390      $749,020        $574,986         $344,254
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                  2.44%(1)         3.01%         2.71%           2.68%            3.16%
Expenses                                               1.68%            1.70%         1.69%           1.67%(4)         1.69%(4)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  74%              37%           40%             18%              24%


1.  Without the adoption of the change in amortization method as discussed in
    Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                                       Unchanged
Net realized and unrealized gain (loss)                     Unchanged
Net investment income ratio                                     2.47%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.  Annualized for periods of less than one full year.

4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                       28 OPPENHEIMER CAPITAL INCOME FUND

CLASS C          YEAR ENDED AUGUST 31,                2001            2000            1999            1998            1997
==============================================================================================================================
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $12.76          $13.50          $13.63          $14.02          $11.30
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .32(1)          .38             .39             .39             .40
Net realized and unrealized gain (loss)                .40(1)          .32            1.02             .40            3.12
                                                    --------------------------------------------------------------------------
Total income (loss) from
investment operations                                  .72             .70            1.41             .79            3.52
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.38)           (.37)           (.38)           (.39)           (.40)
Distributions from net realized gain                  (.51)          (1.07)          (1.16)           (.79)           (.40)
                                                    --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.89)          (1.44)          (1.54)          (1.18)           (.80)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $12.59          $12.76          $13.50          $13.63          $14.02
                                                    ==========================================================================

==============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                   6.00%           6.40%          10.15%           5.30%          32.31%
------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $89,547         $73,346        $119,284         $94,995         $48,368
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $80,390         $84,898        $119,594         $77,052         $24,514
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                 2.44%(1)        3.01%           2.70%           2.68%           3.15%
Expenses                                              1.68%           1.70%           1.69%           1.67%(4)        1.69%(4)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 74%             37%             40%             18%             24%


1.  Without the adoption of the change in amortization method as discussed in
    Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                                           Unchanged
Net realized and unrealized gain (loss)                         Unchanged
Net investment income ratio                                         2.47%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.  Annualized for periods of less than one full year.

4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                       29 OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------


                                                                              PERIOD ENDED
CLASS N                                                                 AUGUST 31, 2001(1)
=============================================================================================
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                $12.96
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                  .28 (2)
Net realized and unrealized gain (loss)                                               (.30)(2)
                                                                                    ---------
Total income (loss) from
investment operations                                                                 (.02)
---------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                  (.25)
Distributions from net realized gain                                                    --
                                                                                    ---------
Total dividends and/or distributions
to shareholders                                                                       (.25)
---------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $12.69
                                                                                    =========

=============================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                                                  (0.18)%
---------------------------------------------------------------------------------------------

=============================================================================================
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                              $648
---------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                     $214
---------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                                                 2.94%(2)
Expenses                                                                              1.17%
---------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                 74%



1.  For the period from March 1, 2001 (inception of offering) to August 31,
    2001.

2.  Without the adoption of the change in amortization method as discussed in
    Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                                           Unchanged
Net realized and unrealized gain (loss)                         Unchanged
Net investment income ratio                                         2.97%

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4.  Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                       30 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Capital Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as much current income as is compatible with prudent investment. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values and redemption prices are linked to the market value of specific securities. The structured notes are leveraged, which increases the Fund's exposure to changes in prices of the underlying securities and increases the volatility of each note's market value relative to the change in the underlying security prices. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of August 31, 2001, the market value of these securities comprised 0.7% of the Fund's net assets, and resulted in unrealized gains in the current period of $1,817,166.



                       31 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued
SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of August 31, 2001, the Fund had entered into outstanding net when-issued or forward commitments of $147,755,410.
     In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.



                       32 OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2001, amounts have been reclassified to reflect an increase in paid-in capital of $7,018,298, an increase in undistributed net investment income of $322,898, and a decrease in accumulated net realized gain on investments of $7,341,196. This reclassification includes $7,018,298 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
OTHER. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $1,761,642 decrease to cost of securities and a corresponding $1,761,642 increase in net unrealized appreciation, based on securities held as of December 31, 2000. For the year ended August 31, 2001, interest income decreased by



                       33 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued
$846,086, net realized gain on investments decreased by $1,068,218, and the change in net unrealized depreciation on investments decreased by $1,914,304.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                          YEAR ENDED AUGUST 31, 2001(1)                YEAR ENDED AUGUST 31, 2000
                                            SHARES               AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
CLASS A
Sold                                    19,693,851        $ 253,926,557           19,575,634        $ 241,088,319
Dividends and/or
distributions reinvested                13,680,385          168,977,357           25,370,714          299,536,203
Redeemed                               (26,145,434)        (334,782,975)         (73,658,611)        (888,956,691)
                                       ----------------------------------------------------------------------------
Net increase (decrease)                  7,228,802        $  88,120,939          (28,712,263)       $(348,332,169)
                                       ============================================================================

-------------------------------------------------------------------------------------------------------------------
CLASS B
Sold                                     7,837,432        $  99,951,476            5,302,692        $  64,844,082
Dividends and/or
distributions reinvested                 2,479,247           30,352,277            5,572,573           65,132,048
Redeemed                                (9,451,946)        (120,611,133)         (27,234,627)        (328,736,892)
                                       ----------------------------------------------------------------------------
Net increase (decrease)                    864,733        $   9,692,620          (16,359,362)       $(198,760,762)
                                       ============================================================================

-------------------------------------------------------------------------------------------------------------------
CLASS C
Sold                                     3,211,146        $  41,111,852            1,053,764        $  13,049,521
Dividends and/or
distributions reinvested                   401,329            4,914,815              882,449           10,315,715
Redeemed                                (2,251,323)         (28,689,495)          (5,023,386)         (60,664,185)
                                       ----------------------------------------------------------------------------
Net increase (decrease)                  1,361,152        $  17,337,172           (3,087,173)       $ (37,298,949)
                                       ============================================================================

-------------------------------------------------------------------------------------------------------------------
CLASS N
Sold                                        50,932        $     658,442                   --        $          --
Dividends and/or
distributions reinvested                       103                1,341                   --                   --
Redeemed                                        --                   --                   --                   --
                                       ----------------------------------------------------------------------------
Net increase (decrease)                     51,035        $     659,783                   --        $          --
                                       ============================================================================


1. For the year ended August 31, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.



                       34 OPPENHEIMER CAPITAL INCOME FUND

================================================================================
3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2001, were $2,426,890,936 and $2,243,512,209, respectively.

As of August 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $2,576,810,842 was:

     Gross unrealized appreciation                      $ 714,693,283
     Gross unrealized depreciation                       (144,298,280)
                                                        -------------
     Net unrealized appreciation (depreciation)         $ 570,395,003
                                                        =============


================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average annual net assets, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million. The Fund's management fee for the year ended August 31, 2001, was an annualized rate of 0.52%.
--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                           AGGREGATE         CLASS A        COMMISSIONS        COMMISSIONS      COMMISSIONS       COMMISSIONS
                           FRONT-END       FRONT-END         ON CLASS A         ON CLASS B       ON CLASS C        ON CLASS N
                       SALES CHARGES   SALES CHARGES             SHARES             SHARES           SHARES            SHARES
                          ON CLASS A     RETAINED BY        ADVANCED BY        ADVANCED BY      ADVANCED BY       ADVANCED BY
YEAR ENDED                    SHARES     DISTRIBUTOR     DISTRIBUTOR(1)     DISTRIBUTOR(1)   DISTRIBUTOR(1)    DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------------------------------------
August 31, 2001           $2,709,328        $813,198           $286,624         $2,326,642         $173,514       $6,563

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                             CLASS A            CLASS B           CLASS C           CLASS N
                                          CONTINGENT         CONTINGENT        CONTINGENT        CONTINGENT
                                            DEFERRED           DEFERRED          DEFERRED          DEFERRED
                                       SALES CHARGES      SALES CHARGES     SALES CHARGES     SALES CHARGES
                                         RETAINED BY        RETAINED BY       RETAINED BY       RETAINED BY
YEAR ENDED                               DISTRIBUTOR        DISTRIBUTOR       DISTRIBUTOR       DISTRIBUTOR
-------------------------------------------------------------------------------------------------------------
August 31, 2001                               $7,594           $643,432           $24,027               $--



                       35 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------


================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended August 31, 2001, payments under the Class A plan totaled $5,698,019, all of which were paid by the Distributor to recipients, and included $370,332 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
CLASS B, CLASS C AND CLASS N DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.



                       36 OPPENHEIMER CAPITAL INCOME FUND

Distribution fees paid to the Distributor for the year ended August 31, 2001, were as follows:

                                                                                  DISTRIBUTOR'S
                                                                DISTRIBUTOR'S         AGGREGATE
                                                                    AGGREGATE      UNREIMBURSED
                                                                 UNREIMBURSED     EXPENSES AS %
                             TOTAL PAYMENTS  AMOUNT RETAINED         EXPENSES     OF NET ASSETS
                                 UNDER PLAN   BY DISTRIBUTOR       UNDER PLAN          OF CLASS
-------------------------------------------------------------------------------------------------
Class B Plan                     $4,692,665       $3,631,050      $11,679,144              2.45%
Class C Plan                        802,801           97,524        1,835,823              2.05
Class N Plan                            530              337               --                --


================================================================================
5. FOREIGN CURRENCY CONTRACTS
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.


================================================================================
6. OPTION ACTIVITY
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.



                       37 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------


================================================================================
6. OPTION ACTIVITY Continued
     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended August 31, 2001, was as follows:

                                                CALL OPTIONS                        PUT OPTIONS
                                 -----------------------------------------------------------------
                                  NUMBER OF        AMOUNT OF        NUMBER OF         AMOUNT OF
                                  CONTRACTS         PREMIUMS        CONTRACTS          PREMIUMS
--------------------------------------------------------------------------------------------------
Options outstanding as of
August 31, 2000                      10,000     $  4,440,182              291       $   475,623
Options written                     112,191       24,138,451           45,429        13,892,033
Options closed or expired           (93,891)     (24,070,668)         (34,564)       (9,379,793)
Options exercised                    (2,275)        (739,482)          (4,310)       (3,021,740)
                                 -----------------------------------------------------------------
Options outstanding as of
August 31, 2001                      26,025     $  3,768,483            6,846       $ 1,966,123
                                 =================================================================


================================================================================
7. ILLIQUID OR RESTRICTED SECURITIES
As of August 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of August 31, 2001, was $80,252,489, which represents 2.65% of the Fund's net assets, of which $40,044,600 is considered restricted. Information concerning restricted securities is as follows:

                                                                       VALUATION        UNREALIZED
                                                                           AS OF      APPRECIATION
SECURITY                     ACQUISITION DATE             COST   AUGUST 31, 2001    (DEPRECIATION)
----------------------------------------------------------------------------------------------------
BONDS
CSK Auto Corp.,
7% Cv. Sub. Nts., 8/1/06              8/14/01      $30,000,000       $40,044,600       $10,044,600



                       38 OPPENHEIMER CAPITAL INCOME FUND

================================================================================
8. BANK BORROWINGS
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended or at August 31, 2001.



                       39 OPPENHEIMER CAPITAL INCOME FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


================================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER CAPITAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Income Fund, including the statement of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Income Fund as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
September 24, 2001



                       40 OPPENHEIMER CAPITAL INCOME FUND

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------


================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends and distributions of $0.6290, $0.6020 and $0.6030 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 11, 2000, of which $0.5090 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
     Dividends paid by the Fund during the fiscal year ended August 31, 2001, which are not designated as capital gain distributions should be multiplied by 54.86% to arrive at the amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance. >



                       41 OPPENHEIMER CAPITAL INCOME FUND

OPPENHEIMER CAPITAL INCOME FUND
--------------------------------------------------------------------------------


==================================================================================================
OFFICERS AND TRUSTEES                    James C. Swain, Trustee, CEO and Chairman of the Board
                                         William L. Armstrong, Trustee
                                         Robert G. Avis, Trustee
                                         George C. Bowen, Trustee
                                         Edward L. Cameron, Trustee
                                         Jon S. Fossel, Trustee
                                         Sam Freedman, Trustee
                                         C. Howard Kast, Trustee
                                         Robert M. Kirchner, Trustee
                                         F. William Marshall, Jr., Trustee
                                         Michael S. Levine, Vice President
                                         Andrew J. Donohue, Vice President and Secretary
                                         Brian W. Wixted, Treasurer
                                         Robert J. Bishop, Assistant Treasurer
                                         Scott T. Farrar, Assistant Treasurer
                                         Robert G. Zack, Assistant Secretary

==================================================================================================
INVESTMENT ADVISOR                       OppenheimerFunds, Inc.

==================================================================================================
DISTRIBUTOR                              OppenheimerFunds Distributor, Inc.

==================================================================================================
TRANSFER AND SHAREHOLDER                 OppenheimerFunds Services
SERVICING AGENT

==================================================================================================
CUSTODIAN OF                             The Bank of New York
PORTFOLIO SECURITIES

==================================================================================================
INDEPENDENT AUDITORS                     Deloitte & Touche llp

==================================================================================================
LEGAL COUNSEL                            Myer, Swanson, Adams & Wolf, P.C.

                                         OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS
                                         DISTRIBUTOR, INC., 6803 S. TUCSON WAY, ENGLEWOOD, CO
                                         80112-3924

          (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.



                       42 OPPENHEIMER CAPITAL INCOME FUND

OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------


GLOBAL EQUITY              Developing Markets Fund                              Global Fund
                           International Small Company Fund                     Quest Global Value Fund
                           Europe Fund                                          Global Growth & Income Fund
                           International Growth Fund
----------------------------------------------------------------------------------------------------------------
EQUITY                     Stock                                                Stock & Bond
                           Emerging Technologies Fund                           Quest Opportunity Value Fund
                           Emerging Growth Fund                                 Total Return Fund
                           Enterprise Fund                                      Quest Balanced Value Fund
                           Discovery Fund                                       Capital Income Fund
                           Main Street(R) Small Cap Fund                        Multiple Strategies Fund
                           Small Cap Value Fund(1)                              Disciplined Allocation Fund
                           MidCap Fund                                          Convertible Securities Fund
                           Main Street(R) Opportunity Fund                      Specialty
                           Growth Fund                                          Real Asset Fund(R)
                           Capital Appreciation Fund                            Gold & Special Minerals Fund
                           Main Street(R) Growth & Income Fund
                           Large Cap Growth Fund
                           Value Fund(2)
                           Quest Capital Value Fund
                           Quest Value Fund
                           Trinity Growth Fund
                           Trinity Core Fund
                           Trinity Value Fund
----------------------------------------------------------------------------------------------------------------
INCOME                     Taxable                                              Municipal
                           International Bond Fund                              California Municipal Fund(4)
                           High Yield Fund                                      Florida Municipal Fund(4)
                           Champion Income Fund                                 New Jersey Municipal Fund(4)
                           Strategic Income Fund                                New York Municipal Fund(4)
                           Bond Fund                                            Pennsylvania Municipal Fund(4)
                           Senior Floating Rate Fund                            Municipal Bond Fund
                           U.S. Government Trust                                Intermediate Municipal Fund
                           Limited-Term Government Fund
                           Capital Preservation Fund(3)
                           Rochester Division
                           Rochester Fund Municipals
                           Limited Term New York Municipal Fund
----------------------------------------------------------------------------------------------------------------
SELECT MANAGERS            Stock                                                Stock & Bond
                           Mercury Advisors Focus Growth Fund                   QM Active Balanced Fund(3)
                           Gartmore Millennium Growth Fund II(5)
                           Jennison Growth Fund
                           Salomon Brothers Capital Fund
                           Mercury Advisors S&P 500(R) Index Fund(3)
----------------------------------------------------------------------------------------------------------------
MONEY MARKET(6)            Money Market Fund                                    Cash Reserves

1. The Fund's name was changed from "Oppenheimer Quest Small Cap Fund(SM)" on 3/1/01.

2. The Fund's name was changed from "Oppenheimer Disciplined Value Fund" on 2/28/01.

3.   Available only through qualified retirement plans.

4.   Available to investors only in certain states.

5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.

6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.



                       43 OPPENHEIMER CAPITAL INCOME FUND

                      THIS PAGE INTENTIONALLY LEFT BLANK.

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.(1) So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(2)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PHONELINK(2)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 9am-6:30pm ET1.800.843.4461
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDOCS DIRECT
Receive shareholder report and prospectus notifications for
your funds via email. Sign up at WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
TICKER SYMBOLS  Class A: OPPEX  Class B: OPEBX  Class C: OPECX  Class Y: OCINX
--------------------------------------------------------------------------------

1. Automatic investment plans do not assure profit or protect against losses in declining markets.

2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                                         [OPPENHEIMERFUNDS LOGO]

RA0300.001.0801      October 30, 2001